EXHIBIT 10.10









                                                       Nixon Peabody LLP
                                                       Draft No. 1
                                                       Dated:  01/28/04

                                                       Transcript Document No. 2


                   TOWN OF ISLIP ENDUSTRIAL DEVELOPMENT AGENCY

                            (Town of Islip, New York)

                                       and

                               HPG REALTY CO., LLC

                          ---------------------------

                                 LEASE AGREEMENT

                          ----------------------------

                          Dated as of February 1, 2004


                   Town of Islip Industrial Development Agency
         (HPG Realty Co., LLC/Tri-Start Electronics, Inc. 2004 Facility)



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                                TABLE OF CONTENTS

                                                                                         Page No.

ARTICLE I DEFINITIONS.......................................................................3

ARTICLE II REPRESENTATIONS AND COVENANTS....................................................3

         Section 2.1       Representations and Covenants....................................3
         Section 2.2       Representations and Covenants of Company.........................4

ARTICLE III FACILITY SITE AND TITLE INSURANCE...............................................5

         Section 3.1       Agreement to Convey to Agency....................................5
         Section 3.2       Title Insurance..................................................5
         Section 3.3       Subordination of Lease Agreement.................................5

ARTICLE IV ACQUISITION, CONSTRUCTION AND EQUIPPING OF FACILITY..5

          Section 4.1     Acquisition, Construction and Equipping of Facility...............5
          Section 4.2     Making of the Loan; Disbursements of Loan Proceeds................6
          Section 4.3     Certificates of Completion........................................6
          Section 4.4     Completion by Company.............................................6
          Section 4.5     Remedies to be Pursued Against Contractors, Subcontractors,
                          Materialmen and their Sureties....................................7

ARTICLE V DEMISING CLAUSES AND RENTAL PROVISIONS............................................7

         Section 5.1       Demise of Facility...............................................7
         Section 5.2       Duration of Lease Term; Quiet Enjoyment..........................7
         Section 5.3       Rents and Other Amounts Payable..................................8
         Section 5.4       Obligations of Company Hereunder Unconditional...................8
         Section 5.5       Payment of Additional Moneys in Prepayment of Loan...............8
         Section 5.6       Rights and Obligations of the Company upon Prepayment of Loan....9

ARTICLE VI MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE..................................9

         Section 6.1       Maintenance and Modifications of Facility by Company.............9
         Section 6.2       Installation of Additional Equipment.............................9
         Section 6.3       Taxes, Assessments and Utility Charges..........................10
         Section 6.4       Insurance Required..............................................10
         Section 6.5       Additional Provisions Respecting Insurance......................12
         Section 6.6       Application of Net Proceeds of Insurance........................13
         Section 6.7       Right of Mortgagee to Pay Taxes, Insurance Premiums and Other
                           Charges.........................................................13

ARTICLE VII DAMAGE, DESTRUCTION AND CONDEMNATION...........................................14
         Section 7.1       Damage or Destruction of the Facility...........................14
         Section 7.2       Condemnation....................................................15


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         Section 7.3       Condemnation of Company Owned Property..........................16
         Section 7.4       Waiver of Real Property Law Section 227.........................16

ARTICLE VIII SPECIAL COVENANTS.............................................................17

         Section 8.1       No Warranty of Condition or Suitability by Agency...............17
         Section 8.2       Hold Harmless Provisions........................................17
         Section 8.3       Right to Inspect Facility.......................................18
         Section 8.4       Company to Maintain Its Existence...............................18
         Section 8.5       Qualification in State..........................................18
         Section 8.6       Agreement to File Annual Statements and Provide Information.....18
         Section 8.7       Books of Record and Account; Financial Statements...............18
         Section 8.8       Compliance With Orders, Ordinances, Etc.........................18
         Section 8.9       Discharge of Liens and Encumbrances.............................20
         Section 8.10      Indemnification of Equipment....................................20
         Section 8.11      Depreciation Deductions and Investment Tax Credit...............21
         Section 8.12      Employment Opportunities, Notice of Jobs........................21

ARTICLE IX RELEASE OF CERTAIN LAND; ASSIGNMENTS AND SUBLEASING;
MORTGAGE AND PLEDGE OF INTERESTS...........................................................21

         Section 9.1       Restriction on Sale of Facility; Release of Certain Land........21
         Section 9.2       Removal of Equipment............................................22
         Section 9.3       Assignment, Subleasing and Encumbering..........................22
         Section 9.4       Mortgage and Pledge of Agency's Interests to Mortgagee..........23
         Section 9.5       Pledge of Company's Interest to Mortgagee.......................23
         Section 9.6       Merger of Agency................................................23

ARTICLE X EVENTS OF DEFAULT AND REMEDIES...................................................24

         Section 10.1      Events of Default Defined.......................................24
         Section 10.2      Remedies on Default.............................................25
         Section 10.3      Remedies Cumulative.............................................27
         Section 10.4      Agreement to Pay Attorney's Fees and Expenses...................27
         Section 10.5      No Additional Waiver Implied by One Waiver......................28

ARTICLE XI EARLY TERMINATION OF LEASE AGREEMENT, OPTION IN FAVOR
OF COMPANY.................................................................................28

         Section 11.1      Early Termination of Lease Agreement............................28
         Section 11.2      Conditions to Early Termination of Lease Agreement..............28
         Section 11.3      Obligation to Purchase Facility.................................29
         Section 11.4      Conveyance on Purchase..........................................29

ARTICLE XII MISCELLANEOUS..................................................................29

         Section 12.1      Notices.........................................................29
         Section 12.2      Binding Effect..................................................30
         Section 12.3      Severability....................................................30
         Section 12.4      Amendments, Changes and Modifications...........................30
         Section 12.5      Execution of Counterparts.......................................30
         Section 12.6      Applicable Law..................................................30
         Section 12.7      List of Additional Equipment; Further Assurances................30


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         Section 12.8      Survival of Obligations.........................................30
         Section 12.9      Table of Contents and Section Headings Not Controlling..........30
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                                     -iii-
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     THIS LEASE AGREEMENT, dated as of February 1, 2004 (the "Lease Agreement"), is between the TOWN OF ISLIP  INDUSTRIAL  DEVELOPMENT  AGENCY,  a public benefit corporation  of the State of New York,  having its  office at 40 Nassau  Avenue,
Islip,  New York 1 1751 (the  "Agency"),  and HPG  REALTY  CO.,  LLC,  a limited liability  company duly  organized  and validly  existing  under the laws of the
State of New York,  having  its  principal  office at 234  Remington  Boulevard,
Ronkonkoma, New York 11779 (the "Company").

                                 R E C I TA L S

     WHEREAS, Title 1 of Article 18-A of the General Municipal Law of the State of New York was duty enacted into law as Chapter 1030 of the Laws of 1969 of the State of New York; and

     WHEREAS,   the  aforesaid  act   authorizes   the  creation  of  industrial
development agencies for the public purposes of the State; and

     WHEREAS, the aforesaid act further authorizes the creation of industrial development agencies for the benefit of the several Counties, cities, villages and towns in the State and empowers such agencies, among other things, to acquire, reconstruct, renovate, refurbish, equip, lease, sell and dispose of land and any building or other improvement, and all real and personal property, including but not limited to, machinery and equipment deemed necessary in connection therewith, whether now in existence or under construction, which shall be suitable for manufacturing, civic, warehousing, research, commercial, recreation or industrial facilities, in order to advance job opportunities, health, general prosperity and the economic welfare of the people of the Suite and to improve their standard of living; and

     WHEREAS, pursuant to and in accordance with the provisions of the aforesaid act and Chapter 47 of the Laws of 1974 of the State (collectively, the "Act"), the Agency was created and is empowered under the Act to undertake the providing, financing and leasing 0 the Facility defined below; and

     WHEREAS, the Facility shall consist of the acquisition of an approximately one (1,0) acre parcel of land located at 979 Marconi Avenue, Ronkonkoma, Town of Islip, Suffolk County, New York, and the construction and equipping of an approximately 13,300 square foot building containing office and warehouse space located thereon, to be leased by the Agency to the Company and subleased by the Company to and used by Tri-Start Electronics, Inc., a corporation duly organized and validly existing under the laws of the State of New York, having its principal office at 134 Remington Boulevard, Ronkonkoma, New York 11779 (the "Sublessee"), for distribution of electronic parts (the "Facility"), including the following as they relate to the construction, erection and completion of such Facility, whether or not any materials or supplies described below are incorporated into or become an integral part of such Facility (i) all purchases, leases, rentals and other uses of tools, machinery and equipment in connection with the acquisition, construction and equipping of the Facility, (ii) all purchases, rentals, uses or consumption of supplies, materials and services or every kind and description used in connection with acquisition, construction and equipping of the Facility, and (iii) all equipment, machinery and other tangible personal property (including installation costs with respect thereto), installed or placed in, upon or under such Facility; and

     WHEREAS, the Agency proposes to acquire and lease the Facility and American Community Bank (the "First Mortgagee") proposes to finance a portion of the costs thereof by lending $650,000.00 to the Company; and

     WHEREAS, in order to evidence its obligation to repay the loan made by the First Mortgagee to it, the Company will issue to the First Mortgagee a promissory note (the "First Mortgage Note") in the principal amount of the loan.; and

     WHEREAS, in order to secure its obligations to the First Mortgagee under the First Mortgage Note, the Company and the Agency will grant a mortgage on the Facility to the First Mortgagee, subject to permitted encumbrances thereon, pursuant to a certain Mortgage and Security Agreement, dated February 4, 2004 (the "First Mortgage"), from the Company and the Agency to the First Mortgagee; and

     WHEREAS, in order to finance a portion of the costs of the Facility, Long Island Development Corporation (the "Second Mortgagee"; together with the First Mortgagee, the "Mortgagee") has agreed to lend $520,000.00 to the Company after the Closing Date; and

     WHEREAS, in order to evidence its obligation to repay the loan made by the Second Mortgagee to it, the Company will, after the Closing Date, issue to the Second Mortgagee a promissory note (the "Second Mortgage Note") in the principal amount of the loan (the "Second Mortgage Loan"); and

     WHEREAS, in order to secure its obligations to the Second Mortgagee under the Second Mortgage Note, the Company and the Agency will, after the Closing Date, grant a mortgage on the Facility to the Second Mortgagee, subject to permitted encumbrances thereon, pursuant to a mortgage (the "Second Mortgage"; together with the Second Mortgage Note, the "Second Mortgage Documents"), from the Company and the Agency to the Second Mortgagee; and

     WHEREAS, in order to provide bridge financing for the anticipated proceeds of the Second Mortgage Loan, the First Mortgagee has agreed to advance $520,000 to the Company (the "Bridge Loan"), said advance to be evidenced by a promissory note (the "Bridge Loan Mortgage Note") and secured by a Bridge Loan Mortgage and Security Agreement, dated February 4, 2004 (the "Bridge Loan Mortgage"; together with the First Mortgage and the Second Mortgage, the "Mortgage"), from the Agency and the Company to the First Mortgagee, which Bridge Loan Mortgage will be subordinate to the First Mortgage; and

     WHEREAS, it is anticipated that, after the Closing Date, (x) the Second Mortgage Documents will be executed by the parties thereto, (y) the Second Mortgage Loan will be made for the benefit of the Company, and (z) the Company will pay to the First Mortgagee from the proceeds of the Second Mortgage Loan all amounts owing under the Bridge Loan Mortgage will be satisfied in full; and

     WHEREAS, the Company has agreed with the Agency, on behalf of the Agency and as the Agency's agent, to acquire, construct and equip the Facility in accordance with the Plans and Specifications; and

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     WHEREAS,  the Agency proposes to lease the Facility to the Company, and the
Company desires to rent the Facility from the Agency, upon the terms and conditions set forth in this Lease Agreement; and

     The Company proposes to sublease the Facility to the Sublessee, and the Sublessee desires to rent the Facility from the Company, upon the terms and conditions set forth in the Sublease Agreement, dated as of February ___, 2004 (the "Sublease Agreement"), between the Company and the Sublessee.

                                    AGREEMENT

     For and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto do hereby mutually agree us follows:


                                    ARTICLE I

                                  DEFINITIIONS

     All capitalized terms used in this Lease Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Schedule of Definitions attached hereto as Schedule A.

                                   ARTICLE II

                          REPRESENTATIONS AND COVENANTS

     Section 2.1 Representations and Covenants of Agency. The Agency makes the following representations and covenants as the basis for the undertakings on its part herein contained:

     (a) The Agency is duly established and validly existing wider the provisions of the Act and has full legal right, power and authority to execute, deliver and perform each of the Agency Documents and the other documents contemplated thereby. Each of the Agency Documents and the other documents contemplated thereby has been duly authorized, executed and delivered by the Agency.

     (b) The Agency will cause the Land to be acquired, the improvements to be constructed and the Equipment to be acquired and installed and will lease the Facility to the Company pursuant to this Lease Agreement, all for the Public Purposes of the State.

     (c) By resolution adopted on May 6. 2003, the Agency determined that, based upon the review by the Agency of the materials submitted and the representations made by the Company relating to the Facility, the Facility would not have a "significant impact" or "significant effect" on the environment within the meaning of the SEQR Act.

     (d) Neither the execution and delivery of any of the Agency Documents and the other documents contemplated thereby or the consummation of the transactions contemplated thereby nor the fulfillment a. or compliance with the provisions of any of the Agency Documents and the other documents contemplated thereby, will conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the Act, any other law or ordinance of the State or any political subdivision thereof or of the Agency's Certificate of


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Establishment  or By-Laws,  as amended,  or of any corporate  restriction or any agreement or instrument to which the Agency is a party or by which it is bound, or result in the creation or imposition of any Lien of any nature upon any of the Property of the Agency under the terms of the Act or any such law, ordinance, Certificate of Establishment, By-Laws, restriction, agreement or instrument, except for Permitted Encumbrances.

     (e) Each of the Agency Documents and the other documents contemplated thereby constitutes a legal, valid and binding obligation of the Agency enforceable against the Agency in accordance with its terms.

     (f) The Agency has been induced to enter into this Lease Agreement by the undertaking of the Company to utilize the Facility in the Town of Islip, New York.

     Section 2.2 Representation and Covenants of Company. The Company makes the following representations and covenants as the basis for the undertakings on its part herein contained:

     (a) The Company is a limited liability company duly organized and validly existing under the laws of the State of New York, is in good standing under the laws of the State and has full legal right, power and authority to execute, deliver and perform each of the Company Documents and the other documents contemplated thereby. Each of the Company Documents and the other documents contemplated thereby has been duly authorized, executed and delivered by the Company.

     (b) Neither the execution and delivery of any of the Company Documents and the other documents contemplated thereby or the consummation of the transactions contemplated thereby nor the fulfillment of or compliance with the provisions of any of the Company Documents and the other documents contemplated thereby, will conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any law or ordinance of the State or any political subdivision thereof or of the Company's Articles of Organization or Operating Agreement, as amended, or any restriction or any agreement or instrument to which the Company is a party or by which it is bound, or result in the creation or imposition of any Lien of any nature upon any of the Property of the Company under the terms of any such law, ordinance, Articles of Organization or Operating Agreement, as amended, restriction, agreement or instrument, except for Permitted Incumbranees, The Facility and the design, acquisition. construction, equipping and operation thereof will conform with all applicable zoning, planning, building and environmental laws, ordinances, rules and regulations of governmental authorities having jurisdiction over the Facility. The Company shall defend, indemnify and hold harmless the Agency and the Mortgagee for expenses, including reasonable attorneys' fees, resulting from any failure by the Company to comply with the provisions of this subsection.

     (c) Except us otherwise provided in the Mortgage, the Company shall perform or cause to be performed, for and on behalf of the Agency, each and every obligation of the Agency under and pursuant to the Mortgage.

     (d) Each of the Company Documents and the other documents contemplated thereby constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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     (e) The Company will complete the  acquisition,  construction and equipping of the Facility in accordance with the terms and provisions of the Plans and Specifications.

     (f) The Facility is and will continue to be a "project" as such quoted term is defined in the Act. The Company will not take any action, or fail to take any action, which would cause the Facility to not constitute a "project" as such quoted term is defined in the Act.

                                   ARTICLE III

                        FACILITY SITE AND TITLE INSURANCE

     Section 3.1 Agreement to Convey to Agency. The Company has conveyed or has caused to be conveyed to the Agency (i) good and marketable title to the Land, including any buildings, structures or other improvements thereon, and (ii) lien-free title to the Equipment, in each case except for Permitted Encumbrances, and wilt convey or cause to be conveyed to the Agency lien-free title to the Equipment and Improvements acquired after the date hereof.

     Section 3.2 Title Insurance. The Company has obtained or will obtain (i) a fee title insurance policy for the benefit of the Agency insuring title to the Land and the improvements, and (ii) a mortgage title policy for the benefit of the Mortgagee insuring the Lien of the Mortgage on the Land and the improvements; in each case in an amount equal to the fair market value of the Land and the Improvements; and in each case except for Permitted Encumbrances.

     Section 3.3 Subordination of Lease Agreement. This Lease Agreement and any and all modifications, amendments, renewals and extensions thereof is subject and subordinate to the Mortgage and to any and all modifications, amendments, consolidations, extensions, renewals, replacements and increases thereof.

                                   ARTICLE IV

       ACQUISITION, CONSTRUCTION AND EQUIPPING OF FACILITY; MAKING OF THE
                                      LOAN

     Section  4.1   Acquisition,   Construction   and   Equipment  of  Facility.

     (a) The Company  agrees  that,  on behalf of the Agency,  it will  acquire,
construct   and  equip  the   Facility   in   accordance   with  the  Plans  and
Specifications.

     (b) The Company may revise the Plans and Specifications from time to time with the written approval of the Mortgagee, which approval may not be unreasonably withheld but which may be subject to such conditions as the Mortgagee may deem appropriate.

     (c) Title to all materials, equipment, machinery and other items of Property incorporated or installed in the Facility shall vest in the Agency immediately upon the Company's obtaining its interest in or to the materials, equipment, machinery and other items of Property. The Company shall execute, deliver and record or file all instruments necessary or appropriate to so vest title to the Agency and shall take all action necessary or appropriate to protect such title against claims of any third Persons.

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

     (d) The Agency hereby appoints the Company its true and lawful agent, and the Company hereby accepts such agency (i) to acquire, construct and equip the Facility in accordance with the Plans and Specifications. (ii) to make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other Persons, and in general to do all things which may be requisite or proper, all for constructing the improvements and acquiring and installing the Equipment with the same powers and with the same validity as the Agency could do if acting on its own behalf, (iii) to pay all fees, costs and expenses incurred in the construction of the improvements and the acquisition and installation of the Equipment from funds made available therefor in accordance with this Lease Agreement, and (iv) to ask, demand, sue for, levy, recover and receive all such sums or money, debts, dues and other demands whatsoever which may be due, owing and payable to the Agency under the terms of any contract, order, receipt, or writing in connection with construction and completion of the Improvements and the acquisition and installation of the Equipment, and to enforce the provisions of any contract, agreement, obligation, bond or other performance security.

     (e) The Agency shall enter into, and accept the assignment of, such contracts as the Company may request in order to effectuate the purposes of this
Section 4.1.

     (f) The Company. as agent for the Agency, shall comply with all provisions of the Labor Law of the State applicable to the acquisition, construction and equipping of the Facility and shall include in all construction contracts all provisions which may be required to be inserted therein by such provisions. Except as provided in the preceding sentence, the provisions of this subsection do not create any obligations or duties not created by applicable Law outside of the terms of this Lease Agreement.

     Section 4.2 Making of the Loan. Disbursements of Loan Proceeds. The Mortgagee has proposed to make the Loan to the Company. Loan Proceeds shall be disbursed to the Company in accordance with the Loan Agreement.

     Section 4.3 Certificates of Completion. To establish the Completion Date, the Company shall deliver to the Agency and the Mortgagee (1) a certificate signed by an Authorized Representative of the Company (a) stating that acquisition, construction and equipping of the Facility has been completed in accordance with the Plans and Specifications therefor; and (b) stating that the payment of all labor, services, materials and supplies used in such acquisition has been made or provided for; and (ii) such certificates as may be satisfactory to the Mortgagee, including without limitation, a final certificate of occupancy, if applicable. The Company agrees to complete the acquisition, construction and equipping of the Facility on or before February 28, 2005.

     Section 4.4 Completion by company.

     (a) in the event that the Net Proceeds of the Loan are not sufficient to pay in full all costs of acquiring, constructing and equipping the Facility in accordance with the Plans and Specifications, the Company agrees to pay, for the benefit of the Agency and the Mortgagee, all such sums as may be in excess of the Net Proceeds of the Loan. Title to all portions of the Facility installed or constructed at the Company's cost or expense shall immediately upon such installation or construction vest in the Agency. The Company shall execute, deliver and record or file such instruments as the Agency or the Mortgagee may

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

request in order to perfect or protect the Agency's title to or the lien of the Mortgage on such portions of the Facility.

     (b) The Company shall not be entitled to any reimbursement for such excess cost or expense from the Agency or the Mortgagee nor shall it be entitled to any diminution or abatement of any other amounts payable by the Company under this Lease Agreement.

     Section 4.5 Remedies to be Pursued Against Contractors, Subcontractors, Materialism and their Sureties. In the event of a default by any contractor, subcontractor, materialman or other Person under any contract made by it in connection with the Facility or in the event of a breach of warranty or other liability with respect to any materials, workmanship, or performance guaranty, the Company at its expense, either separately or in conjunction with others, may pursue any and all remedies available to it and the Agency, as appropriate) against the contractor, subcontractor, materialman or other Person so in default and against any surety for the performance of such contract. The Company, in its own name or in the name of the Agency, may prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor, materialman or surety or other Person which the Company deems reasonably necessary, and in such event the Agency, at the Company's expense, hereby agrees to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the Agency in any such action or proceeding.

                                    ARTICLE V

                     DEM1SING CLAUSES AND RENTAL PROVISIONS

     Section 5.1 Demise of Facility. The Agency hereby leases the Facility, consisting of the Land as particularly described in Exhibit A attached hereto, the Improvements and the Equipment as particularly described in Exhibit B attached hereto, to the Company and the Company hereby takes the Facility from the Agency upon the terms and conditions of this Lease Agreement.

     Section 5.2 Duration of Lease Term; Quiet Enjoyment.

     (a) The Agency shall deliver to the Company sole and exclusive possession of the Facility (subject to Sections 3.3, 8.3 and 10.2 hereof) and the leasehold estate created hereby shall commence on the Closing Date and the Company shall accept possession of the Facility on the Closing Date.

     (b) Except as provided in Section 10.2 hereof, the leasehold estate created hereby shall terminate at 11:59 p.m. on February 28, 2015, or on such earlier date as may be permitted by Section 11.1 hereof; provided, however, that, except as provided in Section 10.2 hereof, in no event shall this Lease Agreement be terminated until the Loan shall have been paid in full or provision for such full payment shall have been made.

     (c) Except as provided in Sections 3.3, 8.3 and 10.2 hereof, the Agency shall neither take nor suffer or permit any action to prevent the Company during the Lease Term from having quiet and peaceable possession and enjoyment of the Facility and will, at the request of the Company and at the Company's cost, cooperate with the Company in order that the Company may have quiet and peaceable possession and enjoyment of the Facility as hereinabove provided.

     Section 5.3 Rents and Other Amounts Payable.

     (a) The Company shall pay basic rent for the Facility as follows: One Dollar ($1.00) per year commencing on the Closing Date and on each February 1 thereafter during the term of this Lease Agreement.

     (b) In addition to the payments of rent pursuant to Section 5.3(a) hereof, throughout the Lease Term, the Company shall pay to the Agency as additional rent, within ten (10) days of receipt of demand therefor, the expenses of the Agency and the members thereof incurred (1) by reason of the Agency's ownership or leasing of the Facility or (ii) in connection with the carrying out of the Agency's duties and obligations under the Agency Documents, the payment of which is not otherwise provided for under this Lease Agreement. The foregoing shall not be deemed to include any annual or continuing administrative or management fee beyond any initial administrative fee or fee for services rendered by the Agency,

     (c) The Company, under the provisions of this Section 5.3, agrees to make the above-mentioned payments in immediately available funds and without any further notice in lawful money of the United States of America. In the evens the Company shall fail to timely make any payment required in Section 5.3(a) or 5.3(b), the Company shall pay the same together with interest on such payment at a rate equal to two percent (2%) plus the Prime Rate, but in no event at a rate higher than the maximum lawful prevailing rate, from the date on which such payment was due until the date on which such payment is made,

     Section 5.4 Obligations of Company Hereunder Unconditional. The obligations of the Company to make the payments required in Section 5.3 hereof, and to perform and observe any and all of the other covenants and agreements on its part contained herein shall be a general obligation of the Company, and shall be absolute and unconditional irrespective of any defense or any rights of setoff recoupment or counterclaim it may otherwise have against the Agency. The Company agrees it will not (1) suspend, discontinue or abate any payment required hereunder, (ii) fail to observe any of its other covenants or agreements in this Lease Agreement or (iii) terminate this Lease Agreement for any cause whatsoever unless and until the Loan has been paid in full.

     Subject to the foregoing provisions, nothing contained in this Section shall be construed to release the Agency from the performance of any of the agreements on its part contained in this Lease Agreement or to affect the right of the Company to seek reimbursement, and in the event the Agency should fail to perform any such agreement, the Company may institute such separate action against the Agency as the Company may deem necessary to compel performance or recover damages for non-performance, and the Agency Covenants that it will not, subject to the provisions of Sections 3.3 and 8.3 and Article X hereof, take, suffer or permit any action which will adversely affect, or create any defect in its title to the Facility or which will otherwise adversely affect the rights or estate of the Company hereunder, except upon written consent of the Company.

     Section 5.5 Payment of Additional Moneys in Prepayment of Loan. In addition to any other moneys required or permitted to be paid pursuant to this Lease Agreement, the Company may, subject to the terms of the Note and the Loan

Agreement, pay moneys to the Mortgagee to be used for the prepayment of the Loan at such time or times and on such terms and conditions as is provided in the Note and the Loan Agreement.

     Section 5.6 Rights and Obligations of the Company upon Prepayment of Loan. In the event the Loan shall have been paid in full prior to the termination date specified in Section 5.2(b) hereof (i) all references in this Lease Agreement to the Mortgagee, the Loan Agreement, the Note and the Mortgage shall be ineffective and (ii) the Company shall be entitled, at its option, to the exclusive use, occupancy and enjoyment of the Facility from the date of such payment until the scheduled expiration of the Lease Term, on all of the terms and conditions hereof, except that the Company shall not be required to carry any insurance for the benefit of the Mortgagee, or the Company may, at its option, require the Agency to convey the Facility to the Company pursuant to the terms of Section 1l.3 hereof. in the event of any such payment or the making of any such provision, the Agency, at the sole cost of the Company, shall obtain and record or file appropriate discharges or releases of the Mortgage and any other security interest relating to the Facility or this Lease Agreement.

                                   ARTICLE VI

              MAINTENANCE, MODIFICATIONS. TAXES AND INSURANCE

     Section 6.I Maintenance and Modification of Facility by Company,

     (a) The Company shall not abandon the Facility or cause or permit any waste to the Improvements. During the Lease Term, the Company shall not remove any part of the Facility outside of the jurisdiction of the Agency and shall (i) keep the Facility in as reasonably safe condition as its operations shall permit; (ii) make all necessary repairs and replacements to the Facility (whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen); and (iii) operate the Facility in a sound and economic manner.

     (b) With the written consent of the Agency and the Mortgagee, the Company from time to time may make any structural additions, modifications or improvements to the Facility or any part thereof, provided such actions do not adversely affect the structural integrity or value of the Facility. All such additions, modifications or improvements made by the Company shall become a part of the Facility and the Property of the Agency, The Company agrees to deliver to the Agency all documents which may be necessary or appropriate to convey to the Agency title to such Property and to perfect or protect the Lien of the Mortgage.

     Section 6.2 Installation of Additional Equipment. Subject to the provisions of Section 8.10 hereof, the Company or any permitted sublessee of the Company from time to time may install additional machinery, equipment or other personal property in the Facility (which may be attached or affixed to the Facility), and such machinery, equipment or other personal property shall not become, or be deemed to become, a part of the Facility. The Company from time to time may create or permit to be created any Lien on such machinery, equipment or other personal property. Further, the Company from time to time may remove or permit the removal of such machinery, equipment and other personal property from the Facility, provided that any such removal of such machinery, equipment or other personal property shall not occur (i) if any Event of Default has occurred; or
(ii) if any such removal shall adversely affect the structural integrity of the Facility or impair the overall operating efficiency of the Facility for the purposes for which it is intended, and provided further, that if any damage is occasioned to the Facility by such removal, the Company agrees to promptly repair such damage at its own expense.

     Section 6.3 Taxes. Assessments and Utility Charges.


     (a) The Company agrees to pay, as the same become due and before any fine, penalty, interest (except interest which is payable in connection with legally permissible installment payments) or other cost may be added thereto or become due or be imposed by operation of law for the non-payment thereof, (i) all taxes, payments in lieu of taxes and governmental charges of any kind whatsoever which may at any time be lawfully assessed or levied against or with respect to the Facility and any machinery, equipment or other Property installed or brought by the Company therein or thereon, including, without limiting the generality of the foregoing, any sales or use taxes imposed with respect to the Facility or any part or component thereof, or the rental or sale of the Facility or any part thereof and any taxes levied upon or with respect to the income or revenues of the Agency from the Facility; (ii) all utility and other charges, including service charges, incurred or imposed for or with respect to the operation, maintenance, use, occupancy, upkeep and improvement of the Facility; (iii) all assessments and charges of any kind whatsoever lawfully made by any governmental body for public improvements; and (iv) all payments under the Pilot Agreement; provided that, with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated under this Lease Agreement to pay only such installments as are required to be paid during the Lease Term.

     (b) The Company may in good faith contest any such taxes, assessments and other charges. In the event of any such proceedings, the Company may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such proceedings and any appeal therefrom, provided, however, that (i) neither the Facility nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited or lost by reason of such proceedings and (ii) the Company shall have set aside on its books adequate reserves with respect thereto and shall have furnished such security, if any, as may be required in such proceedings or requested by the Agency or the Mortgagee.

     (c) The Agency agrees that if it or the Company contests any taxes, assessments or other charges provided for in paragraph (b) hereof, all sums returned, as a result thereof, will be promptly transmitted by the Agency to the Company and that the Company shall be entitled to retain all such amounts.

     (d) Within thirty (30) days of receipt of written request therefor, the Company shall deliver to the Agency and the Mortgagee official receipts of the appropriate taxing authorities or other proof reasonably satisfactory to the Agency and the Mortgagee evidencing payment of any tax.

     Section 6.4 Insurance Required. At all times throughout the Lease Term, including, when indicated herein, during the Construction Period, the Company shall, at its sole cost and expense, maintain or cause to be maintained insurance against such risks and for such amounts as are customarily insured against by businesses of like size and type and shall pay, as the same become due and payable, all premiums with respect thereto, including, but not necessarily limited to:

     (a) Insurance against loss or damage by fire, lightning and other casualties customarily insured against, with a uniform standard extended coverage endorsement, such insurance to be in an amount not less than the ful1 replacement value of the completed Improvements, exclusive of footings and foundations, as determined by a recognized appraiser or insurer selected by the Company, but in no event less than the principal amount of the Loan. During the Construction Period, such policy shall be written in the so-called "Builder's Risk Completed Value Non-Reporting Form" and shall contain a provision granting the insured permission to complete and/or occupy.

     (b) Workers' compensation insurance, disability benefits insurance and each other form of insurance which the Company or any permitted sublessee is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the Company or any permitted sublessee who are located at or assigned to the Facility. This coverage shall be in effect from and after the Completion Date or on such earlier date as any employees of the Company, any permitted sublessee, any contractor or subcontractor first occupy the Facility.

     (c) Insurance protecting the Agency and the Company against loss or losses from liability imposed by law or assumed in any written contract (including the contractual liability assumed by the Company under Section 8.2 hereof) or arising from personal injury, including bodily injury or death, or damage to the property of others, caused by an accident or other occurrence, with a limit of liability of not less titan $1,000,000 (combined single limit for personal injury, including bodily injury or death, and property damage); comprehensive automobile liability insurance covering all owned, non-owned and hired autos, with a limit of liability of not less than $1,000,000 (combined single limit or equivalent for personal injury, including bodily injury or death, and property damage); and blanket excess liability coverage, in an amount not less than $5,000,000 combined single limit or equivalent, protecting the Agency and the Company against any loss or liability or damage for personal injury, including bodily injury or death, or property damage. This coverage shall also be in effect during the Construction Period.

     (d) During the Construction Period (and for at least one year thereafter in the case of Products and Completed Operations as set forth below), the Company shall cause the general contractor to carry liability insurance of the type and providing the minimum limits set forth below:

          (i) Workers' compensation and employer's liability with limits in accordance with applicable law.

          (ii) Comprehensive general liability providing coverage for:

               Premises and Operations
               Products and Completed Operations
               Owners Protective
               Contractors Protective
               Contractual Liability
               Personal Injury Liability
               Broad Form Property Damage
               (including completed operations)
               Explosion Hazard

               Collapse Hazard
               Underground Property Damage Hazard


     Such insurance shall have a limit of liability of not less than $1,000,000 (combined single limit for personal injury, including bodily injury or death, and property damage).

          (iii) Comprehensive auto liability, including all owned, non-owned and hired autos, with a limit of liability of not less than $1,000,000 (combined single limit for personal injury1 including bodily injury or death, and property damage).

          (iv) Excess "umbrella" liability providing liability insurance in excess of the coverages in (i), (ii) and (iii) above with, a limit of not less than $5,000,000.

     (e) A policy or policies of flood insurance in an amount not less than the principal amount of the Loan or the maximum amount of flood insurance available with respect to the Facility under the Flood Disaster Protection Act of 1973, as amended, whichever is less, This requirement will be waived upon presentation of evidence satisfactory to the Mortgagee that no portion of the Land is located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

     Section 6.5 Additional Provisions Respecting Insurance.

     (a) All insurance required by Section 6.4 hereof shall be procured and maintained in financially sound and generally recognized responsible insurance companies authorized to write such insurance in the State and selected by the entity required to procure the same, The company issuing the policies required by Section 6,4(a) and (c) shall be rated "A" or better by A.M. Best Co., Inc. in Best's Key Rating Guide. Such insurance may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size, character and other respects to those in which the procuring entity is engaged. All policies evidencing the insurance required by Sections 6,4(a) and (e) hereof shall contain a standard New York non-contributory mortgagee clause showing the interest of the Mortgagee as first mortgagee, shall provide for payment to the Mortgagee of the Net Proceeds of insurance resulting from any claim for loss or damage thereunder and all policies of insurance required by Section 6.4 hereof shall provide for at least thirty (30) days prior written notice of the restriction, cancellation or modification thereof to the Agency and the Mortgagee. The policy evidencing the insurance required by Section 6.4(c) hereof shall name the Agency and the Mortgagee as additional named insureds. All policies evidencing the insurance required by Sections 6.4(d)(ii), (iii) and (iv) shall name the Agency and the Company as additional named insureds. The Company acknowledges that a mortgage and security interest in the policies of insurance required by Section 6.4(a) and the Net Proceeds thereof have been or may be granted by the Agency to the Mortgagee pursuant to the Mortgage and the Company consents thereto, Upon request of the Mortgagee, the Company will assign and deliver (which assignment shall be deemed to be automatic and to have occurred upon the occurrence of an Event of Default under the Mortgage) to the Mortgagee, the policies of insurance required under Section 6.4(a), so and in such manner and form that the Mortgagee shall at all times, upon such request and until the payment in full of the Loan, have and hold said policies and the Net Proceeds thereof, as collateral and further security under the Mortgage for the payment of the Loan. The policies under Section 6.4(a) shall contain appropriate waivers of subrogation. Nothing contained in this Lease Agreement is intended to limit or modify any insurance requirements set forth in the Mortgage

     (b) The policies (or certificates or binders) of insurance required by Sections 6.4(a) and (e) hereof shall be deposited with the Mortgagee on or before the Closing Date. A copy of the policy (or certificate or binder) of insurance required by Section 6.4(c) hereof shall be delivered to the Agency on or before the C1osing Date. A copy of the policies (or certificates or binders) of insurance required by Sections 6.4(d)(ii), (iii) and (iv) hereof shall be delivered to the Agency on or before the Closing Date. The company shall deliver to the Agency and the Mortgagee before the first Business Day of each calendar year thereafter a certificate dated not earlier than the immediately preceding month reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance of the types and in the amounts required by Section 6.4 hereof and complying with the additional requirements of Section 6.5(e) hereof. Prior to the expiration of each such policy or policies, the Company shall furnish to the Agency and any other appropriate Person on new policy or policies of insurance or evidence that such policy or policies have been renewed or replaced or are no longer required by this Lease Agreement, The Company shall provide such further information with respect to the insurance coverage required by this Lease Agreement as the Agency and the Mortgagee may from time to time reasonably require.

     Section 6.6 Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.4 hereof shall be applied as follows: (i) the Net Proceeds of the insurance required by Sections 6.4(e) and (e) hereof shall be applied as provided in Section 7.1 hereof, and
(ii) the Net Proceeds of the insurance required by Sections 6.4(b), (c) and (d) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

     Section 6.7 Right of Mortgage to Pay Taxes, Insurance Premiums and Other Charges. If the Company fails to pay any tax, together with any fine, penalty, interest or cost which may have been added thereto or become due or been Imposed by operation of law for nonpayment thereof, or payments in lieu of taxes pursuant to the PILOT Agreement, assessment or other governmental charge required to be paid by Section 6.3 hereof, (ii) to maintain any insurance required to be maintained by Section 6.4 hereof, (iii) to pay any amount required to be paid by any law or ordinance relating to the use or occupancy of the Facility or by any requirement, order or notice of violation thereof issued by any governmental person, (iv) to pay any mechanic's Lien which is recorded or filed against the Facility or any part thereof (unless contested in accordance with the provisions of Section 8.9(b) hereof), or (v) to pay any other amount or perform any act hereunder required to be paid or performed by the Company hereunder, the Agency or the Mortgagee may pay or cause to be paid such tax or payments in lieu of taxes pursuant to the PILOT Agreement, assessment or other governmental charge or the premium for such insurance or any such other payment or may perform any such act. No such payment shall be made or act performed by the Agency or the Mortgagee until at least ten (10) days shall have elapsed since notice shall have been given by the Mortgagee to the Agency, with a copy of such notice being given to the Company (or by the Agency to the Company and the Mortgagee), and in the case of any tax, assessment or governmental charge or the amounts specified in paragraphs (iii) and (iv) hereof, no such payment shall be made in any event if the Company is contesting the same in good faith to the extent and us permitted by this Lease Agreement an Event of Default hereunder shall have occurred and be continuing. No such payment by the Agency or the Mortgagee shall affect or impair any rights of the Agency hereunder or of the Mortgagee under the Mortgage arising in consequence of such failure by the Company. The Company shall, on demand, reimburse the Agency or the Mortgagee for any amount so paid or for expenses or costs incurred in the performance of any such act by the Agency or the Mortgagee pursuant to this Section (which shall include alt reasonable legal fees and disbursements), together with interest thereon from the date of payment of such amount expense or cost by the Agency or the Mortgagee at two Percent (2%) in excess of the rate set forth in the Note, and such amount, together with such interest, shall become additional indebtednes5 secured by the Mortgage.

                                   ARTICLE VII

                          DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 7.1 Damage or Destruction of the Facility.

     (a) If the Facility or any part or component thereof shall be damaged or destroyed (in whole or in part) at any time during the Lease Term:

          (i) the Agency shall have no obligation to replace, repair, rebuild, restore or relocate the Facility: and

          (ii) there shall be no abatement or reduction in the amounts payable by the Company under this Lease Agreement or the PILOT Agreement (whether or not the Facility is replaced, repaired, rebuilt, restored or relocated); and

          (iii) the Company shall promptly give written notice thereof to the Agency and the Mortgagee; and

          (iv) upon the occurrence of such damage or destruction the Net Proceeds derived from the insurance shall be paid to the Mortgagee and except as otherwise provided in Section 11 .1 and subsection (d) hereof, applied by the Mortgagee pursuant to the terms of the Mortgage; and

          (v) if the Facility is not replaced repaired, rebuilt, restored or relocated, as provided herein and in Section 7.1(b) hereof, this Lease Agreement shall be terminated at the option of the Agency and the provisions of Sections 11.2, 11.3 and 11.4 hereof shall apply,

     (b) Any replacements repairs, rebuilding, restorations or relocations of the Facility by the Company after the occurrence of such damage or destruction shall be subject to the following conditions:

          (i) the Facility shall be in substantially the same condition and value as an operating entity as existed prior to the damage or destruction;

          (ii) the Facility shall continue to constitute a "project" as such term is defined in the Act;

          (iii) the Facility will be subject to no Liens, other than Permitted Encumbrances; and

          (iv) any other conditions the Mortgagee may reasonably impose.

     (c) All such repair, replacement, rebuilding, restoration or relocation of the Facility shall be effected with due diligence in a good and workmanlike manner in compliance with all applicable legal requirements, shall be promptly and fully paid for by the Company in accordance with the terms of the applicable contracts, and shall automatically become a part of the Facility as if the same were specifically provided herein.

     (d) If the Company shall exercise its option to terminate this Lease Agreement pursuant to Section 11.1. hereof such Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 11.2 hereof. If an Event of Default hereunder shall have occurred and the Mortgagee shall have exercised its remedies under Section 10.2 hereof such Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 10.2 and
Section 10.4 hereof,

     (e) If the entire amount of the Loan and interest thereon has been fully paid, all such remaining Net Proceeds shall be paid to the Company.

     (f) If the Facility has been substantially damaged or destroyed and is not replaced, repaired, rebuilt, restored or relocated, the Facility will be reconveyed to the Company subject to the Mortgage.

     Section 7.2 Condemnation.

     (a) If title to or use of the Facility shall be taken by Condemnation (in whole or in part) at any time during the Lease Term:

          (i) the Agency shall have no obligation to replace, repair, rebuild, restore or relocate the Facility or acquire, by construction or otherwise, facilities of substantially the same nature as the Facility ("Substitute Facilities"); and

          (ii) there shall be no abatement or reduction in the amounts payable by the Company under this Lease Agreement or the PILOT Agreement (whether or not the Facility is replaced, repaired, rebuilt, restored or relocated or Substitute Facilities acquired); and

          (iii) the Company shall promptly give written notice thereof to the Agency and the Mortgagee; and

          (iv) upon the occurrence of such Condemnation, the Net Proceeds derived therefrom shall be paid to the Mortgagee and except as otherwise provided in Section 11 .1 and subsection (d) hereof, applied by the Mortgagee pursuant to the terms of the Mortgage; and

          (v) if the Facility is not replaced, repaired, rebuilt, restored or relocated, or Substitute Faci1lties acquired, as provided herein and in Section 7.2(h) hereof, this Lease Agreement shall be terminated at the option of the Agency and the provisions of Section 11 .2, 11.3 and
          11.4 hereof shall apply.

     (b) Any replacements, repairs, rebuilding, restorations or relocations of the Facility or acquisitions of Substitute Facilities by the Company after the occurrence of such Condemnation shall ho subject to the following conditions;

          (i)  the   Facility  or  the   Substitute   Facilities   shall  be  in
          substantially the same condition and value as an operating entity as existed prior to the Condemnation;

          (ii) the Facility or the Substitute Facilities shall continue to constitute a "project" as such term is defined in the Act;

          (iii) the Facility or the Substitute Facilities will be subject to no Liens, other than Permitted Encumbrances; and

          (iv) any other conditions the Mortgagee may reasonably impose,

     (c) All such repair, replacement, rebuilding, restoration or relocation of the Facility or acquisition of Substitute Facilities shall be effected with due diligence in a good and workmanlike manner in compliance with all applicable legal requirements, shall be promptly and fully paid for by the Company in accordance with the terms of the applicable contracts, and shall automatically become a part of the Facility as if the same were specifically described herein.

     (d) If the Company shall exercise its option to terminate this Lease Agreement pursuant to Section 11.1 hereof such Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 11.2 hereof. If any Event of Default hereunder shall have occurred and the Mortgagee shall have exercised its remedies under Section 10.2 hereof such. Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 10.2 and
Section 10,4 hereof

     (e) If the entire amount of the Loan and interest thereon has been fully paid, all such remaining Net Proceeds shall be paid to the Company.

     (f) If the Facility has been substantially condemned and is not replaced, repaired, rebuilt, replaced or relocated or if a Substitute Facility is not acquired, constructed and equipped, the Facility will be reconveyed to the Company subject to the Mortgage.

     Section 7.3 Condemnation of Company-Owned Property. The Company shall be entitled to the proceeds of any Condemnation award or portion thereof made for damage to or taking of any Property which, at the time of such damage or taking, is not part of the Facility.

     Section 7.4 Waiver of Real Property Law Seption 227. The Company hereby waives the previsions of Section. 227 of the Real Property Law of the State or any law of 111cc import now or hereafter in effect.

                                  ARTICLE VIII

                                SPECIAL COVENANTS

     Section 8.1 No Warranty of Condition or Suitability by Agency. THE AGENCY MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED AS TO THE CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS OF, OR TITLE TO. THE FACILITY OR THAT IT IS OR WILL BE SUITABLE FOR THE COMPANY'S PURPOSES OR NEEDS.

     Section 8.2 Hold Harmless Provisions.

     (a) The Company agrees that the Agency, its directors, members, officers, agents (except the Company) and employees shall not be liable for and agrees to defend, indemnify, release and hold the Agency, its directors, members, officers, agents (except the Company) and employees harmless from and against any and all (i) liability for loss or damage to Property or injury to or death of any and all Persons that may be occasioned by, directly or indirectly, any cause whatsoever pertaining to the Facility or arising by reason of or in connection with the occupation or the use thereof or the presence of any Person or Property on, in or about the Facility or the Land or (ii) liability arising from or expense incurred by the Agency's financing, acquiring, constructing, equipping, owning and leasing of the Facility, including without limiting the generality of the foregoing, all claims arising from the breach by the Company of any of its covenants contained herein, the exercise by the Company of the authority conferred upon It pursuant to Section 4.1(c) of this Lease Agreement and all causes of action and attorneys' fees (whether by reason of third party claims or by reason of the enforcement of any provision of this Lease Agreement (including without limitation this Section) or any of the other documents delivered on the Closing Date by the Agency), and any other expenses incurred in defending any claims, suits or actions which may arise as a result of any of the foregoing, provided that any such losses, damages, liabilities or expenses of the Agency are not incurred or do not result from the gross negligence or intentional or willful wrongdoing of the Agency or any of its directors, members, agents (except the Company) or employees. The foregoing indemnities shall apply notwithstanding the fault or negligence in part of the Agency, or any of its members, directors, officers, agents or employees and irrespective of the breach of a statutory obligation or the application of any rule of comparative or apportioned liability. The foregoing indemnities are limited only to the extent of any prohibitions imposed by law, and upon the application of any such prohibition by the final judgment or decision of a competent court of law, the remaining provisions of these indemnities shall remain in full force and effect.

     (b) Notwithstanding any other provisions of this Lease Agreement, the obligations of the Company pursuant to this Section 8.2 shall remain in full force and effect after the termination of this Lease Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and payment in full or the satisfaction of such claim, cause of action or prosecution relating to the matters herein described and the payment of all expenses and charges incurred by the Agency, or its members, directors, officers, agents and employees, relating to the enforcement of the provisions herein specified.

     (c) In the event of any claim against the Agency or its members, directors, officers, agents or employees by any employee or contractor of the Company or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the obligations of the Company hereunder shall not be limited in any way by any limitation on the amount or type of damages, compensation, disability benefits or other employee benefit acts.

     Section 8.3 Right to Inspect Facility. The Agency and the Mortgagee and the duly authorized agents of either of them shall have the right at all reasonable times to inspect the Facility.

     Section 8.4 Company to Maintain Its Existence. The Company agrees that during the Lease Term it will maintain its existence and will not dissolve, liquidate or otherwise dispose of substantially all of its assets.

     Section 8.5 Qualification in State, The Company throughout the Lease Term shall continue to be duly authorized to do business in the State.

     Section 8.6 Agreement to File Annual Statements and Provide Information. The Company shall file with the New York State Department of Taxation and Finance an annual statement of the value of all sales and use tax exemptions claimed in connection with the Facility in compliance with Sections 874(8) and
(9) of the New York State General Municipal Law. The Company shall submit a copy of such annual statement to the Agency at the time of filing with the Department of Taxation and Finance. The Company further agrees whenever requested by the Agency to provide and certify or cause to be provided and certified such information concerning the Company, its finances, its operations, its employment and its affairs necessary to enable the Agency to make any report required by law, governmental regulation or any of the Agency Documents or Company Documents. Such information shall be provided within thirty (30) days following written request from the Agency.

     Section 8.7 Books of Record and Account, Financial Statements. The Company at all times agrees to maintain proper accounts, records and books in which full and correct entries shall be made, in accordance with generally accepted accounting principles, of all transactions and events relating to the business and affairs of the Company, The Company shall furnish to the Agency and to the Mortgagee within thirty (30) days of their filing, copies of all reports, if any, filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, relative to the Company.

     Section 8.8 Compliance With Orders, Ordinances, Etc.

     (a) The Company, throughout the Lease Term, agrees that it will promptly comply, and cause any sublessee or occupant of the Facility to comply, with all statutes, codas, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Facility or arty part thereof or to the acquisition, construction and equipping thereof, or to any use, manner of use or condition of the Facility or any part thereof, all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers having jurisdiction to the Facility or any part thereof, or to the acquisition, construction and equipping thereof, or to any use, manner of use or condition of the Facility or any part thereof or to companies or associations insuring the premises.

     (b) The company shall keep or cause the Facility to be kept free of Hazardous Substances. Without limiting the foregoing, the Company shall not cause or permit the Facility to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Substances, except in compliance with all applicable federal, state and local laws or regulations, nor shall the Company cause or permit, as a result of any intentional or unintentionial act or omission on the part of the Company or any contractor, subcontractor, tenant or subtenant, a release of Hazardous Substances onto the Facility or onto any other properly. The Company shall comply with and ensure compliance by all contractors, subcontractors, tenants and subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all contractors, subcontractors, tenants and subtentans obtain and comply with, any and all approvals, registrations or permits required thereunder. The Company shall (a) conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances, on, from, or affecting the Facility (i) in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of the Mortgagee and the Agency and (iii) in accordance with the orders and directives of all federal, state, and local governmental authorities; and (b) defend, indemnify, and hold harmless the Mortgagee and the Agency, their employees, agents, officers, members and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to (i) the presence, disposal, release, or threatened release of any hazardous Substances which are on, from or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise, (ii) any bodily injury, personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substances, (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substances, and/or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of the Mortgagee and the Agency, which are based upon or in any way related to such Hazardous Substances, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event the Mortgage is foreclosed, or the Company tenders a deed in lieu of foreclosure, the Company shall deliver the Facility free of any and all Hazardous Substances so that the condition of the Facility shall conform with all applicable federal, state and local laws, ordinances, rules or regulations affecting the Facility. The provisions of this Section shall be in addition to any and all other obligations and liabilities the Company may have to the Agency and the Mortgagee at common law, and shall survive the transactions contemplated herein,

     (c) Notwithstanding the provisions of subsections (a) and (b) hereof, the Company may in good faith Contest the validity or the applicability of any requirement of the nature referred to in such subsections (a) and (b) by appropriate legal proceedings conducted in good faith and with due diligence, in such event, the Company may fail to comply with the requirement or requirements so contested during the period of such contest and any appeal therefrom, unless the Agency or the Mortgagee shall notify the Company that by failure to comply with such requirement or requirements, the Lien of the Mortgage as to any part of the Facility may be materially endangered or the Facility or any part thereof may be subject to loss (including loss of value), penalty or forfeiture, in which event the Company shall promptly take such action with respect thereto or provide such security as shall be satisfactory to the Mortgagee and to the

Agency. If at any time the then existing use or occupancy of the Facility shall, pursuant to any zoning or other law, ordinance or regulation, be permitted only so long as such use or occupancy shall continue, the Company shall use its best efforts to not cause or permit such use or occupancy to be discontinued without the prior written consent of the Agency and the Mortgagee.

     (d) Notwithstanding the provisions of this Section 8.8, if, because of a breach or violation of the provisions of subsections (a) or (b) hereof (without giving effect to subsection (c) hereof), either the Agency, the Mortgagee, or any of their respective members, directors, officers, agents, or employees, shall be threatened with a fine, liability, expense or imprisonment, then, upon notice from the Agency or the Mortgagee, the Company shall immediately provide legal protection and/or pay amounts necessary in the opinion of the Agency or the Mortgagee, as the case may be, and their respective members, directors, officers, agents and employees deem sufficient, to the extent permitted by applicable law, to remove the threat of such fine, liability, expense or imprisonment.

     (e) Notwithstanding any provisions of this Section 8.8, the Mortgagee and the Agency each retain the right to defend themselves in any action or actions which are based upon or in any way related to such Hazardous Substances in any such defense of themselves, the Mortgagee and the Agency shall each select their own counsel, and any and all costs of such defense, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses, shall be paid by the Company.

     Section 8.9 Discharge of Liens and Encumbrances.

     (a) The Company, throughout the Lease Term, shall not permit or create or suffer to be permitted or created any Lien, except for Permitted Encumbrances, upon the Facility or any part thereof by reason of any labor, services or materials rendered or supplied or claimed to he rendered or supplied with respect to the Facility or any part thereof.

     (b) Notwithstanding the provisions of subsection (a) hereof, the Company may in good faith contest any such Lien in such event, the Company may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless the Agency or the Mortgagee shall notify the Company that by nonpayment of any such item or items, the Lien of the Mortgage may be materially endangered or the Facility or any part thereof may be subject to loss (including toss of value) or forfeiture, in which event the Company shall promptly secure payment of all such unpaid items by filing a bond, in form and substance satisfactory to the Mortgagee and the Agency, thereby causing such Lien to be removed or by taking such other actions as may be satisfactory to the Mortgagee and the Agency to protect their respective interests, Mechanics' Liens shall be discharged or bonded within thirty (30) days of the filing or perfection thereof.

     Section 8.10 Indemnification of Equipment. All Equipment which is or may become the Property of the Agency pursuant to the provisions of this Lease Agreement shall be properly identified by the Company by such appropriate records, including computerized records, as may be approved by the Agency and the Mortgagee. All Equipment and other Property of whatever nature affixed or attached to the Land or used or to be used by the Company in connection with the Land or the Improvements shall be deemed presumptively to be owned by the

Agency, rather than the Company, unless the same were utilized for purposes of construction of the Facility or were installed by the Company and title thereto was retained by the Company as provided in Section 6.2 of this Lease Agreement and such Equipment and other Property were properly identified by such appropriate records as were approved by the Agency and the Mortgagee.

     Section 8.11 Depreciation Deductions and Investment Tax Credit. The parties agree that, as between them, the Company shall be entitled to all depreciation deductions with respect to any depreciable property comprising a part of the Facility and to any investment credit with respect to any part of the Facility.

     Section 8.12 Employment Opportunities, Notice of Jobs. The Company covenants and agrees that, in consideration of the participation of the Agency in the transactions contemplated herein, it will, except as otherwise provided by collective bargaining contracts or agreements to which it is a party, cause any new employment opportunities created in connection with the Facility to be listed with the New York State Department of Labor, Community Services Division and with the administrative entity of the service delivery area created pursuant to the Job Training Partnership Act FPL 97.300) in which the Facility is located (collectively, the "Referral Agencies"). The Company also agrees that it will, except as otherwise provided by collective bargaining contracts or agreements to which it is a party, first consider for such new employment opportunities persons eligible to participate in federal job training partnership programs who shall be referred by the Referral Agencies.

                                   ARTICLE IX

              RELEASE OF CERTAIN LAND; ASSIGNMENTS AND SUBLEASING;
                        MORTGAGE AND PLEDGE OF INTERESTS

     Section 9.1 Restriction of Sale of Facility; Release of Certain Land.

     (a) Except as  otherwise  specifically  provided in this  Article IX and in
Article X hereof, the Agency shall not sell, convey, transfer, encumber or otherwise dispose of the Facility or any part thereof or any of its rights under this Lease Agreement, without the prior written consent of the Company and the Mortgagee.

     (b) With the prior written consent of the Mortgagee given at the sole discretion of the Mortgagee, the Agency and the Company from time to time may release from the provisions of this Lease Agreement and the leasehold estate created hereby any part of, or interest in, the Land which is not necessary, desirable or useful for the Facility, In such event, the Agency, at the Company's sole cost and expense, shall execute and deliver, and request the Mortgagee to execute and deliver, any and all instruments, necessary or appropriate to so release such part of, or interest in, the Land and convey such title thereto or interest therein, free from the Lien of the Mortgage, to the Company or such other Person as the Company may designate. As a condition to such conveyance, the Mortgagee shall be provided with a copy of the instrument transferring such title or interest in such Land, an instrument survey (if the Mortgagee so requests) of the Land to be conveyed, together with a certificate of an Authorized Officer of the Company stating that there is then no Event of Default under this Lease Agreement and such part of, or interest in, the Land is not necessary, desirable or useful for the Facility.

     (c) No conveyance of any part of, or interest in, the Land effected under the provisions of this Section 9.1 shall entitle the Company to any abatement or diminution of the rents payable by it under this Lease Agreement or any abatement or diminution of the amounts payable by it under the PILOT Agreement.

     Section 9.2 Removal of Equipment.

     (a) The Agency shall not be under any obligation to remove, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary item of Equipment. In any instance where the Company determines that any item of Equipment has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary, the Company, with the prior written consent of the Mortgagee (which consent may not be unreasonably withheld but may be subject to such reasonable conditions us the Mortgagee may deem appropriate), may remove such items from the Facility and may sell, trade-in, exchange or otherwise dispose of the same, as a whole or in part, free from the Lien of the Mortgage, provided that such removal will not materially impair the operation of the Facility for the purpose for which it is intended or change the nature of the Facility so that it does not constitute a "project" under the Act.

     (h) The Agency shall execute and deliver to the Company all instruments necessary or appropriate to enable the Company to sell or otherwise dispose of any such item of Equipment. The Company shall pay any costs (including counsel fees) incurred in transferring title to any item of Equipment removed pursuant to this Section 9.2.

     (c) The removal of any item of Equipment pursuant to this Section shall not entitle the Company to any abatement or diminution of the rents payable by it under this Lease Agreement or any abatement or diminution of the amounts payable by it under the PILOT Agreement.

     Section 9.3 Assignment, Subleasing and Encumbering.

     (a) This Lease Agreement may not be assigned, in whole or in part, and the Facility may not be subleased, in whole or in part (except pursuant to the Sublease Agreement), without the prior written consent of the Mortgagee and the Agency in each instance. Any assignment or sublease shall be on the following conditions, as of the time of such assignment or sublease:

          (i) no assignment or sublease shall relieve the Company from primary liability for any of its obligations hereunder;

          (ii) the assignee or sublessee (except in the case of a true sublease in the ordinary course of business) shall assume the obligations of the Company hereunder to the extent of the interest assigned or subleased;

          (iii) the Company shall, within ten (10) days after the delivery thereof, furnish or cause to be furnished to the Agency and to the Mortgagee a true and complete copy of such assignment or sublease and the instrument of assumption;

          (iv) neither the validity nor the enforceability of the Lease Agreement or any of the Loan Documents shall be adversely affected thereby;

          (v) the Facility shall continue to constitute a "project" us such quoted term is defined in the Act; and

          (vi) the sublessee will execute and deliver an agency compliance agreement, in form and substance satisfactory to the Agency.

     (b) If the Mortgagee or the Agency shall so request, as of the purported effective date of any assignment or sublease pursuant to subsection (a) of this
Section 9.3, the Company at its cost shall furnish the Mortgagee and the Agency, with an opinion, in form and substance satisfactory to the Mortgagee and the Agency (i) of Transaction Counsel as to item (v) above, and (ii) of Independent Counsel as to Items (i), (ii) and (iv) above.

     (c) The Company shall not create or permit any Liens, mortgages, security Interests or other encumbrances of, on or in the Facility, or any part thereof, except for Permitted Encumbrances, without the express written consent of the Agency, Which shall not be unreasonably withheld.

     Section 9.4 Mortgage and Pledge of Agency's  Interests  to  Mortgagee.  The
Agency shall (I) mortgage its interest in the Facility, and (ii) pledge and assign its rights to and interest in this Lease Agreement and in all amounts payable by the Company pursuant to Section 5.3 hereof and all other provisions of this Lease Agreement (other than unassigned Rights) to the Mortgagee as security for the payment of the principal of and interest on the Loan. The Company hereby acknowledges and consents to such mortgage, pledge and assignment by the Agency. Notwithstanding the foregoing, all indemnities herein contained shall subsequent to such mortgage, pledge and assignment continue to run to the Agency for its benefit as well as for the benefit of the Mortgagee.

     Section 9.5 Pledge of Company's Interest to Mortgagee. The Company shall pledge and assign its rights to and interest in this Lease Agreement to the Mortgagee as security for the payment of the principal of and interest on the Loan. The Agency hereby acknowledges and consents to such pledge and assignment by the Company.

         Section 9.6         Merger of Agency.

     (a) Nothing contained in this Lease Agreement shall prevent the consolidation of the Agency with, or merger of the Agency into, or transfer of title to the entire Facility to any other public benefit corporation or political subdivision which has the legal authority to own and lease the facility, provided that upon any such consolidation, merger or transfer, the due and punctual performance and observance of all the agreements and conditions of this Lease Agreement to be kept and performed by tire Agency shall be expressly assumed in writing by the public benefit corporation or political subdivision resulting from such consolidation or surviving such merger or to which the Facility shall be transferred.

     (b) Within thirty (30) days after the consummation of any such consolidation, merger or transfer of title, the Agency shall give notice thereof in reasonable detail to the Company and the Mortgagee and shall furnish to the Company and the Mortgagee, at the sole cost and expense of the Company, a favorable opinion of Independent Counsel as to compliance with the provisions of

Section 9.6(a) hereof. The Agency promptly shall furnish such additional information with respect to any such transaction as the Company or the Mortgagee may reasonably request.

                                    ARTICLE X

                            EVENTS OF DEFAULT AND REMEDIES

     Section 10.1 Events of Default Defined.

     (a) The following shall be "Events of Default" under this Lease Agreement:

          (i) the failure by the Company to pay or cause to be paid on the date due, the amount specified to be paid pursuant to Section 5.3(u) and
          (h) hereof;

          (ii) the failure by the Company to observe and perform any covenant contained in Sections 6,4, 6.5, 8.4 and 9.3 hereof;

          (iii) the failure by the Company to pay or cause to be paid on the dates due, the amounts specified to be paid pursuant to the PILOT Agreement;

          (iv) the invalidity, illegality or unenforceability of the PILOT Agreement; or the failure by the Company to observe and perform any covenant contained in the PILOT Agreement;

          (v) any representation or warranty of the Company herein or in any of the Company Documents shall prove to have been false or misleading in any material respect;

          (vi) the failure by the Company to observe and perform any covenant, condition or agreement hereunder on its part to be observed or performed (except obligations referred to in 10.l(a)(i), (ii) and (iii)) for a period of thirty (30) days after written notice, specifying such failure and requesting that It be remedied, given to the Company by the Agency or the Mortgagee;

          (vii) the dissolution or liquidation of the Company; or the failure by the Company to release, stay, discharge, lift or bond within thirty
          (30) days any execution, garnishment, judgment or attachment of such consequence as may impair its ability to eany on its operations; or the failure by the Company generally to pay it~ debts as they become due; or an assignment by the Company for the benefit of creditors; the commencement by the Company (as the debtor) of a case in Bankruptcy or any proceeding under any other insolvency law; or the commencement of a case in Bankruptcy or any proceeding under any other insolvency law against the Company (as the debtor) and a court having jurisdiction in the premises enters a decree or order for relief against the Company as the debtor in such case or proceeding, or such case or proceeding is consented to by the Company or remains undismissed for forty (40) days, or the Company consents to or admits the material allegations against it in any such case or proceeding; or a trustee, receiver or agent (however named) is appointed or authorized to take charge of substantially all of the property of the Company for the purpose of enforcing a lien against such Property or for the purpose of general administration of such Property for the benefit of creditors;

          (viii) an Event of Default under the Mortgage shall, have occurred and be continuing

          (ix) an Event of Default under the Loan Documents shall have occurred and be continuing;

          (x) the invalidity, illegality or unenforceability of any of the Loan Documents; or

          (xi) a breach of any covenant or representation contained in Section 8,8 hereof with respect to environmental matters.

     (b) Notwithstanding the provisions of Section 10.1(a), if by reason of force majeure any party hereto shall be unable in whole or in part to carry out its obligations under Sections 4.1 and 6.1 of this Lease Agreement and if such party shall give notice and full particulars of such force majeure in writing to the other party and to the Mortgagee, within a reasonable time after the occurrence of the event or cause relied upon, such obligations under this Lease Agreement of the party giving such notice (and only such obligations), so far as they are affected by such force majeure shall be suspended during continuance of the inability, which shall include a reasonable time for the removal of the effect thereof. The term "force majeure" as used herein shall include, without limitation, acts of God, strikes, lockouts or other industrial disturbances, acts of public enemies, acts, priorities or orders of any kind of the government o1 the United States of America or of the State or any of their departments, agencies, governmental subdivisions, or officials, any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquakes, fire, hurricanes, storms, floods, washouts. droughts, arrests, restraint of government and people, civil disturbances, explosions, breakage or accident to machinery, transmission pipes or canals, shortages of labor or materials or delays of carriers, partial or entire failure of utilities, shortage of energy or any other cause or event not reasonably within the control of the party claiming such inability and not due to its fault. The party claiming such inability shall remove the cause for the same with all reasonable promptness. It is agreed that the settlement of strikes, lookouts and other industrial disturbances shall be entirely within the discretion of the party having difficulty, and the party having difficulty shall not be required to settle any strike, lockout and other industrial disturbances by acceding to the demands of the opposing party or parties.

     Section 10.2 Remedies on Default.

     (a) Whenever any Event of Default shall have occurred, the Agency or the Mortgagee may take, to the extent permitted by law, any one or more of the following remedial steps:

          (i) declare, by written notice to the Company, to be immediately due and payable, whereupon the same shall become immediately due and payable: (A) all unpaid installments of rent payable pursuant to
          Section 5.3(a) and (b) hereof, (B) all unpaid and past due payments in lieu of taxes pursuant to the PILOT Agreement and (C) all other payments due under this Lease Agreement; provided, however, that if an Event of Default specified in Section 10.l(a)(vii) hereof shall have occurred, such installments of rent and other payments due under this Lease Agreement shall become immediately due and payable without notice to the Company or the taking of any other action by the Agency or the Mortgagee;

          (ii) re-enter and take possession of the Facility, on ten (10) days written notice to the Company, without terminating this Lease Agreement and without being liable for any prosecution or damages therefor, and sublease the Facility for the account of the Company, holding the Company liable for the amount, if any, by which the aggregate of the rents and other amounts payable by the Company hereunder exceeds the aggregate of the rents and other amounts received from the sublessee under such sublease.

          (iii) terminate, on ten (10) days written notice to the Company (provided, however, that no notice of termination to the Company shall be required upon the occurrence of an Event o Default pursuant to
          Section i0.l(a)(ix) or (x) hereof), the Lease Term and all rights of the Company under this Lease Agreement and, without being liable for any prosecution or damages therefor, exclude the Company from possession of the Facility and lease the Facility to another Person for the account of the Company, holding the Company liable for the amount, if any, by which the aggregate of the rents and other amounts payable by the Company hereunder exceeds the aggregate of the rents and other amounts received from such other Person under the new lease;

          (iv) enter upon the Facility and complete the acquisition, construction and equipping of the Facility in accordance with the Plans and Specifications (with such changes as the Mortgagee may deem appropriate) and in connection therewith (a) engage architects, contractors, materialmen, laborers and suppliers and others, (b) employ watchmen to protect and preserve the Facility, (c) assume any contract relating to the Facility and take over and use all labor, materials, supplies and equipment, whether or not previously incorporated into the Facility, (d) pay, settle or compromise all bills or claims, (e) discontinue any work or change any course of action already undertaken with respect to the Facility, and (f) take or refrain from taking such action hereunder as the Mortgagee rosy from time to time determine;

          (v) terminate this Lease Agreement reconvey the Facility to the Company subject to the Mortgage (unless same have been satisfied or released) and terminate the PILOT Agreement. The Agency shall have the right to execute an appropriate deed with respect to the Facility and to place the same on record in the Suffolk County Clerk's Office, at the expense of the Company and in such event the Company waives delivery and acceptance of such deed and the Company hereby appoints the Agency Its true and lawful agent and attorney-in-fact (which appointment shall be deemed to be an agency coupled with an interest), with full power of substitution to file on its behalf all affidavits, questionnaires and other documentation necessary to accomplish the recording of such deed; or

                 (vi) take any other action at law or in equity which may appear necessary or desirable to collect the payments then due or thereafter to become due hereunder and under the PILOT Agreement, to secure possession of the Facility, and to enforce the obligations1 agreements or covenants of the Company under this Lease Agreement and under the PILOT Agreement.

     (b) In the event the Facility is subleased or leased to another Person pursuant to Section l0.2(a)(ii) or (iii) hereof, the Agency or the Mortgagee, as appropriate, may (but shall be under no obligation to) make such repairs or alterations in or to the Facility as it may deem necessary or desirable for the Implementation of such sublease or lease, and the Company shall he liable and agrees to pay the costs of such repairs or alterations and the expenses incidental to the effecting of such sublease or lease, together with interest on such costs and expense paid by either the Agency or the Mortgagee at the rate at one percent (1%) in excess of the rate set forth in the Note, but in no event at a rate higher than the maximum lawful prevailing rate, from the date on which such costs and expenses were incurred until the date on which such payment is made, notwithstanding that the Lease Term and all rights of the Company under this Lease Agreement may have been terminated pursuant to Section 10.2(a)(iii) hereof.

     (c) Any sums payable to the Agency as a consequence of any action taken pursuant to this Section 10,2 (other than those sums attributable to Unassigned Rights) shall be paid to the Mortgagee and applied to the payment of the Loan.

     (d) No action taken pursuant to this Section 10.2 (including repossession of the Facility) shall relieve the Company from its obligation to make all payments required by Section 5.3 hereof.

     (e) After an Event of Default shall have occurred, the Company shall have the right upon notice to the Agency and the Mortgagee to enter the Facility with agents or representatives of the Agency and the Mortgagee to remove any equipment or other personalty owned by the Company if such equipment or personalty is not part of the Facility.

     Section 10.3 Remedies Cumulative. No remedy herein conferred upon or reserved to the Agency or the Mortgagee is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a. waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Agency or the Mortgagee, as appropriate, to exercise any remedy reserved to it in this Article X, it shall not be necessary to give any notice, other Than such notice as may be herein expressly required in this Lease Agreement.

     Section 10.4 Agreement to Pay Attorneys' Fees and Expenses.

     (a) In the event the Company should default under any of the provisions of this Lease Agreement and the Agency should employ attorneys or incur other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligations or agreements on the part of the Company herein contained, the Company shall, on demand therefor, pay to the

Agency the reasonable fees of such attorneys and such other expenses so incurred.

     (b) In the event the Company should default under any of the provisions of this Lease Agreement and the Mortgagee should employ attorneys or incur other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligations or agreements on the part of the Company herein contained, the Company shall, on demand there for, pay to the Mortgagee the reasonable fees of such attorneys and such other expenses so incurred.

     Section 10.5 No Additional Waiver Implied by One Waiver. In the event any agreement contained herein should be breached by any party and thereafter waived by any other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder,

                                   ARTICLE Xl

                      EARLY TERMINATION OF LEASE AGREEMENT;
                            OPTION N FAVOR OF COMPANY

     Section 11.1 Early Termination of Lease Agreement. The Company shall have the option to terminate this Lease Agreement at any time that the Loan has been paid in full or is subject to prepayment in whole pursuant to the terms of the Note and upon tiling with the Agency and the Mortgagee a certificate signed by an Authorized Representative of the Company stating the Company's intention to do so pursuant to this Section and the date upon which such payments required by
Section 11.2 hereof shall be mode (which date shall not be less than 45 nor mob than 90 days from the date such certificate is filed) and upon compliance with the requirements set forth in Section 11.2 hereof.

     Section 11.2 Conditions to Early Termination of Lease Agreement. In the event the Company exercises its option to terminate this Lease Agreement In accordance with the provisions of Section 11.1. hereof, the Company shall make the following payments;

     (a) To the Mortgagee: an amount certified by the Mortgagee that will be sufficient to pay the principal of and interest and any other amounts outstanding under the Loan.

     (b) To the Agency or the Taxing Authorities (as such term is defined in the PILOT Agreement), as appropriate pursuant to the PILOT Agreement: all amounts due and payable under the PILOT Agreement as of the date of the conveyance described in Section 1.1 .3 hereof.

     (c) To the Agency: an amount certified by the Agency sufficient to pay all unpaid fees and expenses of the Agency incurred under the Agency Documents.

     (d) To the appropriate Person: an amount sufficient to pay oil other fees, expenses or charges, if any, due and payable or to become due and payable under the Loan Documents.

     Section 11.3 Obligation to Purchase Facility. Upon termination or expiration of the Lease Term, in accordance with Sections 5.2 or 11.1 hereof, the Company shall be obligated to purchase the Facility from the Agency for the purchase price of One Dollar $l.00) plus all unpaid payments in lieu of taxes pursuant to the PILOT Agreement through the date upon which this Lease Agreement terminates or expires. The Company shall purchase the Facility by giving written notice to the Agency and to the Mortgagee (which may be contained in the certificate referred to in Section 11.1 hereof) (i) declaring the Company's election to purchase and (ii) fixing the date of closing such purchase, which shall be the date on which this Lease Agreement is to be terminated.

     Section 11.4 Conveyance on Purchase. At the closing of any purchase of the Facility pursuant to Section 11.3 hereof, the Agency shall, upon receipt of the purchase price, deliver and request the Mortgagee to deliver to the Company all necessary documents (i) to convey to the Company title to the Property being purchased, as such Property exists, subject only to the following: (A) any Liens to which title to such Property was subject when conveyed to the Agency. (B) any Liens created at the request of the Company, to the creation of which the Company consented or in the creation of which the Company acquiesced, (C) any Permitted Encumbrances (other than the Lien of the Mortgage) and (D) any Liens resulting from the failure of the Company to perform or observe any of the agreements on its part contained in this Lease Agreement or arising out of an Event of Default hereunder, (ii) to release and convey to the Company all of the Agency's rights and interest in and to any rights of action or any Net Proceeds of insurance or Condemnation awards with respect to the Facility (but not including any Unassigned Rights) and (iii) to discharge and release the Mortgage and any other security interest held by the Mortgagee. Upon the conveyance of the Facility by the Agency to the Company pursuant to this Article XI., the PILOT Agreement shall terminate.

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.1 Notices. All notices, certificates and other communications hereunder shall be in writing and shall be either delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed as follows or to such other address as any party may specify in writing to the other:

         To the Agency:

                 Town of Islip Industrial Development Agency
                 40 Nassau Avenue
                 Islip, New York 11751
                 Attention:   Administrative Director

         To the Company:

                 EPG Realty Co., L.LC
                 134 Remington Boulevard
                 Ronkonkoma, New York 11779
                 Attention:   Member

         To the First Mortgagee:

                 American Community Bank
                 Commercial Loan Department
                 300 Glen Street
                 Glen Cove, New York 11542
                 Attention:   Executive Vice President

     Section 12.2 Binding Effect. This Lease Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns.

     Section 12.3 Severability. In the event, any provision of this Lease Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 12.4 Amendments, Changes and Modifications. This Lease Agreement may not be amended, changed, modified, altered or terminated except in a writing executed by the parties hereto and without the concurring written consent of the Mortgagee.

     Section 12.5 Execution of Counterparts. This Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 12.6 Applicable Law. This Lease Agreement shall be governed exclusively by the applicable laws of the State, without regard or reference to its conflict of laws principles.

     Section 12.7 List of Additional Equipment; Further Assurances.

     (a) Upon the Completion Date with respect to the Facility and the installation of all of the Equipment therein, the Company shall prepare and deliver to the Agency and the Mortgagee a schedule listing all of the Equipment not previously described In this Lease Agreement. If requested by the Agency or the Mortgagee, the Company shall thereafter furnish to the Agency and the Mortgagee, within sixty (60) days after the end of each calendar year, a schedule listing all of the Equipment not theretofore previously described herein or in the aforesaid schedule.

     (b) The Agency and the Company shall execute and deliver all instruments and shall furnish all information necessary or appropriate to perfect or protect any security interest created or contemplated by this Lease Agreement and the Mortgage.

     Section 1 2.8 Survival Obligations. This Lease Agreement shall survive the making of the Loan and the performance of the obligations of the Company to make payments required by Section 5.3 and all indemnities shall survive the foregoing and army termination or expiration of this Lease Agreement and the payment of the Loan.

     Section 12.9 Table of Contents and Section Headings Not Controlling. The Table of Contents and the headings of the several Sections in this Lease Agreement have been prepared for convenience of reference only and shall not control or affect the meaning of or he taken as an interpretation of any provision of this Lease Agreement.

     IN WITNESS  WRERBOF,  the Agency and the  Company  have  caused  this Lease
Agreement to be executed in their respective names by their duly authorized officers, all as of February 1, 2004.

                                           TOWN OF ISLIP INDUSTRIAL
                                           DEVELOPMENT AGENCY



                                           By:
                                              ----------------------------------
                                           Name:    William G. Mannix
                                           Title:   Administrative Director


                                           HPG REALTY CO., LLC


                                           By:
                                              ----------------------------------
                                           Name:    Helene A. Giarraputo
                                           Title:   Member

STATE OF NEW YORK )
                   SS.:
COUNTY OF NASSAU  )

     On the 4th day of February in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared William G. Mannix, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within Lease Agreement, and acknowledged to me that he executed the same in his capacity, and that by his signature on the Lease Agreement, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.


                                             -----------------------------------
                                                        Notary Public

STATE OF NEW YORK )
                   SS.:
COUNTY OF NASSAU  )

     On the 4th day of February in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Helene A. Giarraputo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within Lease Agreement. and acknowledged to me that she executed the same in her capacity, and that by her signature on the Lease Agreement, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.


                                             -----------------------------------
                                                        Notary Public

                                    EXHIBIT A

                       Legal Description of Real Property


ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Islip, County of Suffolk and State of New York, designated as Tax Lot
002.001 in Block 03.00 Section 105.00 in District 0500 on the Suffolk County Tax Map, more particularly bounded and described as follows;

BEGINNING at a point on the northerly line of Marconi Avenue (Fifth Street) said point being 388.00 feet distant westerly us measured along the northerly line of Marconi Avenue, from the westerly end of a curve having a radius of 30.00 feet and a length of 47.12 feet connecting the westerly line of Smithtown Avenue and the northerly line of Marconi Avenue and the proceeding thence from-said point
a. beginning the following four courses and distances;

RUJNNING THENCE south 82 degrees 45 minutes 32 seconds west a distance of 132.00 feet along the northerly line of Marconi Avenue (Fifth Street) to a point;

THENCE north 01 degrees 21 minutes 07 seconds east, a distance 333.75 feet to a point;

THENCE north 82 degrees 45 minutes 32 seconds east, 132.00 feet to a point;

THENCE south 01 degrees 21 minutes 07 seconds west, 333.75 feet to the point of place of BEGINNING.

                                    EXHIBIT B

                                    Equipment


     All equipment, fixtures, machinery, building materials and items of personal property acquired, constructed or installed and/or to be acquired, constructed or installed in connection with the completion of the HPG Realty Co., LLC/Tri-Start Electronics, Inc. 2004 Facility located at 979 Marconi Avenue, Ronkonkoma, Town of Islip, Suffolk County, New York, including, but not limited to, furnishings and fixtures.

                                   SCHEDULE A

                             SCHEDULE OF DEFINITIONS

     "Act" means, collectively, Title 1 of Article 18-A of the General Municipal Law of the State, enacted into law as Chapter 1030 of the Laws of 1969 of the State, as amended, together with Chapter 47 of the Laws of 1974 of the State, as amended.

     "Agency" means (i) the Town of Islip Industrial Development Agency, its successors and assigns, and (ii) any local governmental body resulting from or surviving any consolidation or merger to which the Agency or its successors may be a party.

     "Agency Compliance Agreement" means the Agency Compliance Agreement, dated as of February 1, 2004, by and between the Agency and the Sublessee.

     "Agency Documents" means the Lease Agreement, the Environmental Compliance and Indemnification Agreement, the PILOT Agreement, the Mortgage, the Assignment of Rents and Leases and the Agency Compliance Agreement.

     "Approving Resolution" means the resolution adopted by the Agency on the 3rd day of February, 2004 authorizing the execution and delivery of the Agency Documents, as such resolution may be amended and supplemented from time to time.

     "Assignment of Rents and Leases" means the Assignment of Rents and Leases, dated the Closing Date, from the Company and the Agency to the Mortgagee,

     "Authorized Representative" means, in the case of the Agency, the Chairman, the Vice Chairman, the Secretary, the Assistant Secretary or the Administrative Director of the Agency; in the case of the Company, any Member; in the case of the Sublessee, the President, any Vice President, the Treasurer or the Secretary, and, in the case of any of them, such additional persons as, at the time, are designated to act on behalf of the Agency, the Company, or the Sublessee as the case may be, by written certificate furnished to the Mortgagee and to the Agency, Company or the Sublessee, as the case may be, containing the specimen signature of each such person and signed on behalf of (i) the Agency by the Chairman, the Vice Chairman, the Secretary, the Assistant Secretary or the Administrative Director of the Agency, (ii) the Company by any Member of the Company, or (iii) the Sublessee by the President, any Vice President, the Treasurer or the Secretary.

     "Bill of Sale" means the Bill of Sale, dated the Closing Date, given by the Company to the Agency with respect to the equipment, us the same may be amended from time to time.

     "Bridge Loan" shall mean the loan by the First Mortgagee to the Company in the amount of $520,000, representing the principal amount of the Bridge Mortgage, in connection with the Facility and shall include any and all amendments, modifications and extensions thereof and supplements thereto hereafter made in conformity therewith.

     "Bridge Loan Mortgage Note" shall mean the Bridge Loan Mortgage Note evidencing the Bridge Loan and shall include any and all amendments, modifications and extensions thereof and supplements thereto hereafter made in conformity with the First Mortgage.

     "Bridge Mortgage" means the Bridge Loan Mortgage and Security Agreement, dated February 4, 2004, given by the Agency and the Company to the First Mortgagee, in the aggregate principal amount of $520,000.00, and shall include any and all amendments, modifications and extensions thereof and supplements thereto hereafter made in conformity therewith.

     "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions In New York, New York or any city in which the principal office of the Mortgagee is located are authorized by law or executive order to remain closed.

     "Closing Date" means the date of delivery of the Deed.

     "Company" means HPG Realty Co., LLC, a limited liability company duly organized and validly existing under the laws of the State of New York, and its successors and assigns.

     "Company  Documents" means the Bill of Sale, the Deed, the Lease Agreement,
the  Environmental   Compliance  and   Indemnification   Agreement,   the  PILOT
Agreement, the Sublease Agreement and the Loan Documents.

     "Completion Date" means the date of completion of the Facility as certified pursuant to Section 4.3 of the Lease Agreement.

     "Condemnation" means the taking of title to, or the use of, Property under the exercise of the power of eminent domain by any governmental entity or other Person acting under governmental authority.

     "Construction Period" means the period (a) beginning on the earlier of (i) the date of commencement of acquisition, construction and equipping of the Facility, which date shall not he prior to May 6, 2003, or (ii) the Closing Date, and (b) ending on the Completion Date.

     "Deed" means the Bargain and Sale Deed, dated the Closing Date, given by the Company to the Agency with respect to the Land and the existing improvements thereon.

     "Environmental   Compliance  and   Indemnification   Agreement"  means  the
Environmental Compliance and indemnification Agreement, dated as of February 1, 2004, among the Agency, the Company and the Sublessee.

     "Equipment" means all machinery, equipment and other personal property used and to be used in connection with the Facility, as described in Exhibit B to the Lease Agreement.

     "Event of Default" (a) when used with respect to the Lease Agreement, means any of the events defined as Events of Default by Section 10.1 of the Lease Agreement, and (b) when used with respect to the Mortgage, means any of the events defined as Events of Default in the Mortgage.

     "Facility" means the Land, the Improvements and the Equipment leased to the Company under the Lease Agreement.


                                  Schedule A-2

     "Facility Services" means all services necessary for the acquisition, construction and equipping of the Facility.

     "First Mortgage" means the Mortgage and Security Agreement, dated February 4, 2004, given by the Agency and the Company to the First Mortgagee, in the aggregate principal amount of $650,000.00, and shall include any and all amendments, modifications and extensions thereof and supplements thereto hereafter made in conformity therewith.

     "First Mortgagee" shall mean (i) American Community Bank, a federal association duly organized under the laws of the State of New York, (ii) its successors or assigns, or (iii) any surviving, resulting or transferee banking institution authorized to do business in the State.

     "First Mortgage Loan" shall mean the loan by the First Mortgagee to the Company in the amount of $650,000, representing the principal amount of the First Mortgage, in connection with the Facility and shall include any and all amendments, modifications and extensions thereof and supplements thereto hereafter made in conformity therewith.

     "First Mortgage Note" shall mean the First Mortgage Note evidencing the First Mortgage Loan and shall include any and all amendments, modifications and extensions thereof and supplements thereto hereafter made in conformity with the First Mortgage.

     "Hazardous Substance" means, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), Articles 17 and 27 of the New York State Environmental Conservation Law, or any other applicable Environmental Law and the regulations promulgated thereunder.

     "Improvements" means all those buildings, improvements, structures and other related facilities (i) affixed or attached to the Land and (ii) not part of the Equipment, all as they may exist from time to time,

     "Independent Counsel" means an attorney or attorneys or firm or firms of attorneys duly admitted to practice law before the highest court of any state of the United States of America or in the District of Columbia and not a full time employee of the Agency, the Company, the Sublessee or the Mortgagee.

     "Land" means the real property leased by the Agency to the Company pursuant to the tease Agreement and more particularly described in Exhibit A attached thereto.

     "Lease Agreement" means the Lease Agreement, dated as of February 1, 2004, between the Agency, as lessor, and the Company, as lessee, with respect to the Facility, as the saint may he amended from time to time.


                                  Schedule A-3

     "Lease Term" means the duration of the leasehold estate created by the Lease Agreement as specified in Section 5.2 of the Lease Agreement.

     "Lien" means any interest in Property securing an obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting real property. For the purposes of this definition, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     "Loan" means the loan in the aggregate amount of $1,170,000, given by the Mortgagee to the Company pursuant to the terms of the Loan Documents.

     "Loan Agreement" means the Building Loan Agreement, dated the Closing Date, between the Company and the Mortgagee.

     "Loan Documents" means, collectively, the Mortgage, the Loan Agreement, the Assignment of Rents and Leases, the Note, the Guaranty and any other documents executed and delivered to the Mortgagee In connection with the Loan.

     "Mortgage" means collectively (i) the First Mortgage, (ii) the Second Mortgage, and (iii) the Bridge Mortgage, each covering, among other things, the Facility and each given by the Agency and the Company to the Mortgagee as security for the Loan, as the same may be modified, amended, renewed or extended from time to time.

     "Mortgagee" shall mean, collectively, (i) American Community Bank, a federal association duly organized under the laws of the State of New York, (ii) Long Island Development Corp. and/or the U.S. Small Business Administration,
(iii) any of their successors or assigns, and (iv) any surviving, resulting or transferee banking institution authorized to do business in the State.

     "Net Proceeds" means so much of the gross proceeds with respect to which that term is used us remain after payment of all expenses, costs and taxes (including attorneys' fees) incurred in obtaining such gross proceeds.

     "Note" means collectively (i) the First Mortgage Note, (ii) the Second Mortgage Note, and (iii) the Bridge Note, each given by the Company to the Mortgagee evidencing the Loan for the Facility.

     "Permitted Encumbrances" means (I) exceptions to title set forth, in the Title Report, (ii) the Mortgage, (iii) the Lease Agreement, (iv) utility, access and other easements and rights-of-way, restrictions and exceptions that do not materially impair the utility or the value of the Property affected thereby for the purposes for which it is intended, (v) mechanics', materialmen's, warehousemen's, carriers' and other similar Liens which are approved in writing


                                  Schedule A-4
by the  Mortgagee or its Counsel,  (vi) Liens for taxes not yet  delinquent  and
(vii) the Sublease Agreement.

     "Person" or `Persons" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision or branch thereof.

     "PILOT Agreement" means the Payment-in-Lieu-of-Tax Agreement, dated as of February 1, 2004, among the Company, the Sublessee and the Agency, as amended from time to time.

     "Plans and Specifications" means he plans and specifications for the Improvements, prepared for the Company and approved by the Mortgagee and the Agency, as revised From time to time in accordance with the Lease Agreement.

     "Prime Rate" means the rate designated by the Mortgagee from time to time as its "prime rate."

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Public Purposes" shall mean the State's objective to create industrial development agencies for the benefit of the several counties, cities, villages and towns in the State and to empower such agencies, among other things, to acquire, construct, reconstruct, lease, improve, maintain, equip and sell land and any building or other improvement, and all real and personal properties, including, but not limited to, machinery and equipment deemed necessary in connection therewith, whether or not now in existence or under construction, which shall be suitable for manufacturing, warehousing, research, commercial, recreation or industrial facilities, including industrial pollution control facilities, in order to advance job opportunities, health, general prosperity and the economic welfare of the people of the State and to improve their standard of living.

     "Schedule of Definitions" means the words and terms set forth in this Schedule of Definitions attached to the Lease Agreement, as the same may be amended from time to time.

     "Second Mortgagee" shall mean (I) Long Island Development Corp. and/or the U.S. Small Business Administration, (Ii) its successors or assigns, or (iii) any surviving, resulting or transferee banking institution authorized to do business in the State.,

     "Second Mortgage" means the Second Mortgage to be given to the Long Island Development Corp., or its successors or assigns, by the Agency and the Company after the Closing Date and to be subordinate to the First Mortgage and including any and nil amendments thereof and supplements thereto hereafter made in conformity therewith.

     "Second Mortgage Loan" shall mean the loan by the Second Mortgagee to the Company in the amount of $520,000 representing the principal of the Second Mortgage in connection with the facility.


                                  Schedule A-5

     "Second Mortgage Note" shall mean the Second Mortgage Note evidencing the Second Mortgage Loan and shall include any and all amendments thereof and supplements thereto hereafter made in conformity with the Second Mortgage.

     "SEQR Act" means the State Environmental Quality Review Act and the regulations thereunder.

     "State" means the State of New York.

     "Sublease" or "Sublease Agreement" means a certain Sublease Agreement, dated the Closing Date, between the Company, as sublessor, and the Sublessee, as sublessee, as amended from time to time.

     "Sublessee" means Tri-Start Electronics, Inc., a business corporation duly organized and existing wider the laws of the State of New York, and its successors and assigns.

     "Sublessee Documents" means the Sublease Agreement, the Environmental Compliance and Indemnification Agreement, the PILOT Agreement, the Agency Compliance Agreement and certain of the Loan Documents.

     "Substitute Facilities" means facilities of substantially the same nature as the proposed Facility.

     "Title Report" means Certificate of Title No. 03-8183-S issued by First New York Title and Abstract, Ltd. to the Mortgagee and the Agency on May 6, 2003, as amended on December 16, 2003, redated and recertified on the Closing Date.

     "Transaction Counsel" means the law firm of Nixon Peabody LLP.

     "Transaction Documents" means the Agency Documents, the Company Documents, the Sublessee Documents and the Loan Documents.

     "Unassigned Rights" means the rights of the Agency and moneys payable pursuant to and under Sections 5.3(b), 6.4(b) and (c), 6.7, 8.1, 8.2, 8.8, 8.9,
8.12, 10.2(a)(i)(B) and l0.2(a)(v) (in each case with respect to Section 10.2 upon a continuing default in payment by the Company under the PILOT Agreement), 10.4(a), 11.2(b) and (c) and 12.8 of the Lease Agreement.


                                  Schedule A-6